UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

3995 Yerkes Road
Collegeville, Pennsylvania 19426
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02                      Unregistered Sales of Equity Securities

On May 15, 2015, the Registrant accepted a conversion notice from KBM Worldwide, Inc. ("KBM ") to partially satisfy a $98,500 Convertible Promissory Note Agreement ("the KBM Note") dated August 6, 2014 with KBM.  6,000,000 shares were subsequently issued to satisfy $1,380 of the outstanding principal in accordance with the terms of the KBM Note. As of the date of this report the remaining amount currently outstanding on the KBM Note is $80,150.

On May 15, 2015, the Registrant accepted a conversion notice from LG Capital Funding LLC ("LG") to partially satisfy a $33,000 Promissory Note ("the LG Note #2") dated February 3, 2014, with LG.  11,800,476 shares were subsequently issued to satisfy $2,478 of the outstanding principal and interest in accordance with the terms of the LG Note #2.  As of the date of this report the remaining amount currently outstanding on the LG Note #2, including accrued interest, is now $25,745.

On May 15, 2015, the Registrant accepted a conversion notice from JMJ Financial, ("JMJ") to partially satisfy a $550,000 Promissory Note ("the JMJ Note") dated July 11, 2012 with JMJ.  6,000,000 shares were subsequently issued to satisfy $1,260 of the outstanding principal and interest in accordance with the terms of the JMJ Note.  As of the date of this report the remaining amount currently outstanding on the JMJ Note, including accrued interest, is now $76,925.

On May 15, 2015, the Registrant accepted a conversion notice from JSJ Investments Inc. ("JSJ ") to partially satisfy a $250,000 Convertible Promissory Note Agreement ("the JSJ Note") dated July 14, 2014 with JSJ.  10,343,957 shares were subsequently issued to satisfy $1,800 of the outstanding principal in accordance with the terms of the JSJ Note. As of the date of this report the remaining amount currently outstanding on the JSJ Note, including accrued interest, is $94,473.

On May 18, 2015, the Registrant accepted a conversion notice from Tangiers Investors LP, ("Tangiers") to partially satisfy a $750,000 Convertible Promissory Note Agreement ("the Note") dated October 2, 2012 with Tangiers. 12,038,095 shares were subsequently issued to satisfy $2,528 of the outstanding principal and interest in accordance with the terms of the Note, as amended on December 5, 2014.  As of the date of this report the remaining amount currently outstanding on the Note, including accrued interest, is now $442,986.

KBM, LG, JMJ, JSJ, and Tangiers are each an “accredited investor” as defined under Rule 501 of Regulation D.  The Company believes that these transactions are exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Notes are attached hereto and incorporated by reference as Exhibits 10.1 through 10.6.

As of the date of this report the Registrant has 166,565,886 shares of its common stock issued and outstanding and 166,407,776 shares in the public float.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Nine Month Convertible Promissory Note with KBM Worldwide, Inc. dated  August 6, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on August 12, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Nine Month Convertible Redeemable Note with LG Capital Funding, LLC dated  February 3, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 6, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.3
Twelve Month Convertible Promissory Note with JMJ Financial dated  July 11, 2012, as previously filed with the Company’s filing of Form 8-K, SEC file number  000-54213, filed on July 13, 2012, and incorporated by this reference as an exhibit to this Form 8-K

10.4
Six Month Convertible Promissory Note with JSJ Investments Inc. dated  July 14, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on July 17, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.5
Twenty-Four Month Convertible Promissory Note with Tangiers Investors, LP dated  October 2, 2012, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on October 3, 2012, and incorporated by this reference as an exhibit to this Form 8-K

10.6
Master Loan and Security Agreement with Tangiers Investors dated December 5, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on December 12, 2014, and incorporated by this reference as an exhibit to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: May 22, 2015